Exhibit 10.1

FOURTH AMENDMENT TO CHANGE OF CONTROL AGREEMENT

This Fourth Amendment to Change of Control Agreement is dated as of April 1, 2007 by and between NetBank, Inc. (the “Company”) and James P. Gross (the “Executive”).

The Change of Control Agreement between the Company and the Executive dated as of April 1, 2003 as amended by the First Amendment to Change of Control Agreement dated as of March 1, 2004, the Second Amendment to Change of Control Agreement dated as of March 1, 2005, and the Third Amendment to Change of Control Agreement dated as of March 1, 2006 (collectively, the “Original Change of Control Agreement”) is hereby further amended as follows:

 Amendment to Stated Expiration Date.  The Stated Expiration Date set forth in Section 9(g) of the Original Change of Control Agreement is hereby amended and restated to read “July 1, 2007.”

The amendments set forth above shall be effective immediately.  All other terms and provisions of the Original Change of Control Agreement shall remain unaffected by this Amendment.

IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the date first above written.

COMPANY:		EXECUTIVE:

NETBANK, INC.

/s/ James P. Gross
By:	/s/ Steven F, Herbert	Name: James P. Gross
Steven F. Herbert
Chief Executive Officer